Item 77M/77Q1(g) - Mergers:

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Columbia Variable Portfolio - Large Cap Growth Fund

Columbia Variable Portfolio – Large Cap Growth Fund (the “Acquiring Fund”) became the surviving entity in a reorganization (the “Reorganization”) with Columbia Variable Portfolio – Large Cap Growth Fund II, a series of Columbia Funds Variable Insurance Trust I (the “Acquired Fund”).

In November and December 2015, the Boards of Trustees of Columbia Funds Variable Series Trust II and Columbia Funds Variable Insurance Trust I each approved an agreement and plan of reorganization (the “Agreement and Plan”) providing for the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities and obligations of the Acquired Fund by, the Acquiring Fund, in complete liquidation of the Acquired Fund. At a meeting of shareholders held on April 15, 2016, shareholders of the Acquired Fund approved the Agreement and Plan with respect to the Reorganization.

Effective on April 29, 2016, the Acquiring Fund acquired all the assets of, and assumed all the liabilities and obligations of, the Acquired Fund, in complete liquidation of the Acquired Fund. Shareholders of each class of shares of the Acquired Fund received shares of the corresponding share class of the Acquiring Fund in accordance with the Agreement and Plan.

The registration statement of Columbia Funds Variable Series Trust II on Form N-14, which was filed with the Securities and Exchange Commission on January 29, 2016 (Accession No. 0001193125-16-444254), is incorporated by reference, including without limitation, the prospectus/proxy statement describing the Reorganization. The final form of Agreement and Plan was filed as Exhibit (4) to the registration statement on Form N-14 on December 22, 2015 (Accession No. 0001193125-15-410971), and is incorporated by reference.

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Large Cap Growth Fund (the “Acquiring Fund”) became the surviving entity in a reorganization (the “Reorganization”) with Columbia Variable Portfolio – Large Cap Growth Fund III, a series of Columbia Funds Variable Insurance Trust I (the “Acquired Fund”).

In November and December 2015, the Boards of Trustees of Columbia Funds Variable Series Trust II and Columbia Funds Variable Insurance Trust I each approved an agreement and plan of reorganization (the “Agreement and Plan”) providing for the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities and obligations of the Acquired Fund by, the Acquiring Fund, in complete liquidation of the Acquired Fund. At a meeting of shareholders held on April 15, 2016, shareholders of the Acquired Fund approved the Agreement and Plan with respect to the Reorganization.

Effective on April 29, 2016, the Acquiring Fund acquired all the assets of, and assumed all the liabilities and obligations of, the Acquired Fund, in complete liquidation of the Acquired Fund. Shareholders of each class of shares of the Acquired Fund received shares of the corresponding share class of the Acquiring Fund in accordance with the Agreement and Plan.

The registration statement of Columbia Funds Variable Series Trust II on Form N-14, which was filed with the Securities and Exchange Commission on January 29, 2016 (Accession No. 0001193125-16-444254), is incorporated by reference, including without limitation, the prospectus/proxy statement describing the Reorganization. The final form of Agreement and Plan was filed as Exhibit (4) to the registration statement on Form N-14 on December 22, 2015 (Accession No. 0001193125-15-410971), and is incorporated by reference.

Columbia Variable Portfolio – Select International Equity Fund

Columbia Variable Portfolio – Select International Equity Fund (the “Acquiring Fund”) became the surviving entity in a reorganization (the “Reorganization”) with Columbia Variable Portfolio – International Opportunities Fund, a series of Columbia Funds Variable Insurance Trust I (the “Acquired Fund”).

In November and December 2015, the Boards of Trustees of Columbia Funds Variable Series Trust II and Columbia Funds Variable Insurance Trust I each approved an agreement and plan of reorganization (the “Agreement and Plan”) providing for the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities and obligations of the Acquired Fund by, the Acquiring Fund, in complete liquidation of the Acquired Fund. At a meeting of shareholders held on April 15, 2016, shareholders of the Acquired Fund approved the Agreement and Plan with respect to the Reorganization.

Effective on April 29, 2016, the Acquiring Fund acquired all the assets of, and assumed all the liabilities and obligations of, the Acquired Fund, in complete liquidation of the Acquired Fund. Shareholders of each class of shares of the Acquired Fund received shares of the corresponding share class of the Acquiring Fund in accordance with the Agreement and Plan.

The registration statement of Columbia Funds Variable Series Trust II on Form N-14, which was filed with the Securities and Exchange Commission on January 29, 2016 (Accession No. 0001193125-16-444254), is incorporated by reference, including without limitation, the prospectus/proxy statement describing the Reorganization. The final form of Agreement and Plan was filed as Exhibit (4) to the registration statement on Form N-14 on December 22, 2015 (Accession No. 0001193125-15-410971), and is incorporated by reference.

Variable Portfolio – Loomis Sayles Growth Fund

Variable Portfolio – Loomis Sayles Growth Fund (the “Acquiring Fund”) became the surviving entity in a reorganization (the “Reorganization”) with Variable Portfolio – Loomis Sayles Growth Fund II, a series of Columbia Funds Variable Insurance Trust I (the “Acquired Fund”).

In November and December 2015, the Boards of Trustees of Columbia Funds Variable Series Trust II and Columbia Funds Variable Insurance Trust I each approved an agreement and plan of reorganization (the “Agreement and Plan”) providing for the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities and obligations of the Acquired Fund by, the Acquiring Fund, in complete liquidation of the Acquired Fund. At a meeting of shareholders held on April 15, 2016, shareholders of the Acquired Fund approved the Agreement and Plan with respect to the Reorganization.

Effective on April 29, 2016, the Acquiring Fund acquired all the assets of, and assumed all the liabilities and obligations of, the Acquired Fund, in complete liquidation of the Acquired Fund. Shareholders of each class of shares of the Acquired Fund received shares of the corresponding share class of the Acquiring Fund in accordance with the Agreement and Plan.

The registration statement of Columbia Funds Variable Series Trust II on Form N-14, which was filed with the Securities and Exchange Commission on January 29, 2016 (Accession No. 0001193125-16-444254), is incorporated by reference, including without limitation, the prospectus/proxy statement describing the Reorganization. The final form of Agreement and Plan was filed as Exhibit (4) to the registration statement on Form N-14 on December 22, 2015 (Accession No. 0001193125-15-410971), and is incorporated by reference.